UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  March 27, 2014 (March 25, 2014)

HASCO Medical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-52422	65-0924471
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315928 Midway Road, Suite 920

Addison, Texas 75001

(Address of principal executive offices)

Registrant’s telephone number, including area code: 214-302-0930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant

(b)         On March 25, 2014, we engaged Weaver & Tidwell, L.L.P. (“Weaver”) as our independent public accounting firm. During the years ended December 31, 2012 and 2013 and prior to March 25, 2014 (the date of the new engagement), we did not consult with Weaver regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Weaver, in either case where written or oral advice provided by Weaver would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASCO MEDICAL, INC.

Date: March 27, 2014	By:	/s/ Hal Compton, Jr.
Hal Compton, Jr.
Chief Executive Officer and President